EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD REPORTS FIRST QUARTER 2023 RESULTS
DALLAS, May 2, 2023 - Ashford Inc., an alternative asset management company with a portfolio of strategic operating businesses (NYSE American: AINC) (“Ashford” or the “Company”), today reported the following results and performance measures for the first quarter ended March 31, 2023. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2023, with the first quarter ended March 31, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
STRATEGIC OVERVIEW
•High-growth, fee-based business model
•Diversified platform of multiple fee generators
•Three paths to growth:
◦Increase assets under management (AUM);
◦Growth of third-party business; and
◦Acquisition or incubation of additional businesses
•Highly-aligned management team with superior long-term track record
•Leader in asset and investment management for the real estate & hospitality sectors

FIRST QUARTER 2023 FINANCIAL HIGHLIGHTS
•Net loss attributable to common stockholders for the quarter was $(7.7) million, or $(2.59) per diluted share. Adjusted net income for the quarter was $13.4 million, or $1.67 per diluted share.
•Total revenue, excluding cost reimbursement revenue, for the quarter was $80.9 million, reflecting a 35% growth rate over the prior year quarter.
•Base Advisory Fee revenue from Braemar Hotels & Resorts Inc. (“Braemar”) (NYSE: BHR) in the first quarter increased 24% over the prior year quarter.
•Adjusted EBITDA for the quarter was $17.6 million, reflecting a growth rate of 17.5% over the prior year quarter.
•Adjusted EBITDA on a trailing 12-month basis as of the end of the quarter was $78.3 million.
•At the end of the first quarter, the Company had approximately $8.1 billion of gross assets under management.
•As of March 31, 2023, the Company had corporate cash of approximately $24.6 million.
RECENT OPERATING HIGHLIGHTS
•During the first quarter, RED Hospitality & Leisure (“RED”) acquired privately held Alii Nui and Maui Dive Shop, Maui’s premier luxury catamaran and diving operation.

Ashford Reports First Quarter Results

May 2, 2023

ASHFORD SECURITIES UPDATE
Ashford Securities is a dedicated capital raising platform created to fund investment opportunities sponsored and asset-managed by Ashford. Ashford Securities recently completed the offering of a non-traded preferred equity security for Braemar placing approximately $460 million. Ashford Securities currently has two offerings in the market: (1) a non-traded preferred equity security for Ashford Hospitality Trust, Inc. (“Ashford Trust”) (NYSE: AHT) and (2) a growth oriented private offering targeting investments in all types of commercial real estate in the state of Texas.
Ashford Trust has issued $21.5 million of its Series J and Series K Redeemable Preferred Stock since the offering commenced, including $17.2 million in March and April of 2023. In connection with the Ashford Trust offering of Series J & K Redeemable Preferred Stock, Ashford Securities has assembled a syndicate of 30 broker-dealers and RIA firms and expects the pace of capital raising to continue to accelerate.
Long term, the Company believes there is a substantial opportunity to grow its assets under management by offering differentiated alternative investment products through Ashford Securities to help investors further diversify their portfolios.
REMINGTON UPDATE
Remington’s high-margin, low-capex Hotel Management business continues to benefit from the recovery in the lodging industry and has experienced significant growth in its third-party business. In the first quarter, Remington generated hotel management fee revenue of $12.2 million, Net Income Attributable to the Company of $0.9 million, and Adjusted EBITDA of $4.9 million. Adjusted EBITDA in the first quarter reflected a growth rate of 42% over the prior year quarter.
Remington continues to focus on growing its mix of third-party managed hotels, which currently account for approximately 38% of Remington’s managed hotels. At the end of the first quarter, Remington managed 118 properties that were open and operating – 45 under third-party management agreements and 73 for Ashford Trust and Braemar – located in 26 states and Washington, D.C. across 25 brands, including 17 independent and boutique properties.
INSPIRE UPDATE
INSPIRE is an event technology company that provides an integrated suite of audio-visual services, including show and event services, hospitality services, and creative services, making it a leading single-source solution for its clients’ meeting and event needs. INSPIRE has seen its hospitality business rebound very strongly over the past three quarters as both corporate and social groups have been eager to gather. It has seen a similar recovery in its show services segment. In the first quarter, INSPIRE had audio visual revenue of $40.4 million, Net Income Attributable to the Company of $1.9 million, and Adjusted EBITDA of $6.9 million. First quarter revenue growth was 62% over the prior year quarter.
In addition, INSPIRE amended its credit agreement with Comerica in March. As a result of this amendment, the credit agreement now includes a $6.0 million senior secured revolving line of credit and a term loan of $20.0 million. This refinancing increased the size of the term loan from $17.0 million and generated $3.0 million of excess cash, which the company plans to deploy towards growth capital expenditures. Amounts borrowed under the term loan and line of credit will bear interest at a rate of the Bloomberg Short-Term Bank Yield Index plus a spread of 2.75%, resulting in a lower effective interest rate compared to the previous structure of the Prime rate plus a spread of 3.00%. The new structure of the credit agreement is expected to lower annual debt service payments and improve cash flow and liquidity.

Ashford Reports First Quarter Results

May 2, 2023

PREMIER UPDATE
Premier provides comprehensive and cost-effective architecture, design, development, and project management services. It also provides project oversight, coordination, planning, and execution of renovation, capital expenditure and ground-up development projects. Premier is responsible for managing and implementing substantially all capital improvements at Ashford Trust and Braemar hotels. Additionally, it has extensive experience working with major hotel brands in renovating, converting, developing and repositioning hotels. Similar to Remington, Premier has also made a concerted effort to grow its third-party business, and through the end of the first quarter, Premier had signed 61 third-party engagements, totaling $19.3 million in fees. In the first quarter, Premier generated $6.9 million of design and construction fee revenue, Net Loss Attributable to the Company of $(0.1) million, and Adjusted EBITDA of $2.7 million.
RED HOSPITALITY & LEISURE UPDATE
RED is a leading provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands (“USVI”), Puerto Rico, Florida and Turks & Caicos. RED has continued to benefit from the resurgence in leisure travel and the desire of consumers for unique and memorable experiences. RED has several opportunities for expansion into additional Ashford-advised and third-party hotels in the USVI, elsewhere in the Caribbean, and in U.S. coastal markets. During the first quarter, RED generated $7.7 million of revenue, Net Income Attributable to the Company of $0.5 million, and $1.6 million of Adjusted EBITDA.

During the first quarter, RED acquired privately-held Alii Nui and Maui Dive Shop, Maui’s premier luxury catamaran and diving operation. Alii Nui has developed a reputation of providing the ultimate Maui luxury sailing and watersport experience with offerings including sunset sails, dinner cruises, scuba lessons, snorkeling and whale-watching excursions and was recently ranked #1 in Maui and #10 in Hawaii for the Best Tour Company in 2023 by USA Today’s 10BEST. Alii Nui is also the on-property provider of scuba programming to The Grand Wailea Resort, Maui, and has carved a niche in the Hawaiian watersport market by delivering unmatched service standards over the last four decades. RED intends to expand the Alii Nui fleet in 2023 with an additional vessel, and the acquisition follows RED’s proven track record of successfully acquiring and expanding high-quality providers in niche, high-barrier, luxury markets. The transaction also expands RED’s geographic footprint into the premier Maui market and geographically diversifies its revenue stream. By establishing a foothold in this coveted market, RED is well-positioned to continue to grow its business in Hawaii.
FINANCIAL RESULTS
Net loss attributable to common stockholders for the quarter totaled $(7.7) million, or $(2.59) per diluted share. Adjusted net income for the quarter was $13.4 million, or $1.67 per diluted share.
For the quarter ended March 31, 2023, base advisory fee revenue was $12.1 million. The base advisory fee revenue in the first quarter was comprised of $8.5 million from Ashford Trust and $3.6 million from Braemar.
Adjusted EBITDA for the quarter was $17.6 million, reflecting a growth rate of 17.5% over the prior year quarter, and Adjusted EBITDA on a trailing 12-month basis at the end of the quarter was $78.3 million.
CAPITAL STRUCTURE
At the end of the first quarter of 2023, the Company had approximately $8.1 billion of gross assets under management from its advised platforms. The Company had corporate cash of $24.6 million and 8.0 million fully diluted shares. The Company’s fully diluted shares include 4.2 million common shares associated

Ashford Reports First Quarter Results

May 2, 2023

with its Series D convertible preferred stock. The Company had $120.0 million of loans as of March 31, 2023.
QUARTERLY HIGHLIGHTS FOR ADVISED PLATFORMS
ASHFORD TRUST HIGHLIGHTS
•Reported Adjusted EBITDAre of $75.6 million for the first quarter.
•First quarter Comparable RevPAR increased 30% over the prior year quarter.
•To date, Ashford Trust has issued approximately $21.5 million of its non-traded preferred stock.
BRAEMAR HOTELS & RESORTS HIGHLIGHTS
•Reported Adjusted EBITDAre of $66.1 million for the first quarter.
•First quarter Comparable RevPAR was $369, which exceeded first quarter 2022 Comparable RevPAR by 8.4%.
•Recently completed the offering of its non-traded preferred stock, issuing approximately $460 million.
•Subsequent to quarter end, Braemar finalized an extension of its $98.25 million mortgage loan for the 276-room The Ritz-Carlton Sarasota.
•Subsequent to quarter end, Braemar finalized an extension of its $51.0 million mortgage loan for the 80-room Hotel Yountville.
“Ashford delivered strong first quarter results, and we remain confident that our companies are well-positioned to capitalize on the strong trends we continue to see in the hospitality industry,” commented Monty J. Bennett, Ashford’s Chairman and Chief Executive Officer. “Our growth in the quarter was led by INSPIRE, Premier, and Remington, and we’re encouraged that Ashford Securities continues to accelerate the pace at which our advised platforms can raise capital to grow our AUM.” Mr. Bennett added, “We’re also thrilled to welcome Alii Nui and Maui Dive Shop into the RED platform and are excited about our expansion into the Hawaiian market.”
Mr. Bennett concluded, “Moving forward, we believe the lodging industry will continue to experience growth and our advised REITs remain well-positioned. We are also particularly excited about our first investment offering outside of the hospitality industry, and we continue to have capacity to consider additional strategic bolt-on acquisitions. With our talented and dedicated management team, I am excited about the future for our Company.”
INVESTOR CONFERENCE CALL AND SIMULCAST
The Company will conduct a conference call on Wednesday, May 3, 2023, at 12:00 p.m. ET. The number to call for this interactive teleconference is (201) 689-8263. A replay of the conference call will be available through Wednesday, May 10, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13737040.
The Company will also provide an online simulcast and rebroadcast of its first quarter 2023 earnings release conference call. The live broadcast of the Company’s quarterly conference call will be available online at the Company’s website, www.ashfordinc.com, on Wednesday, May 3, 2023, beginning at 12:00 p.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Included in this press release are certain supplemental measures of performance, which are not measures of operating performance under GAAP, to assist investors in evaluating the Company’s historical or future financial performance. These supplemental measures include adjusted earnings before interest, tax, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Income. We believe that Adjusted EBITDA and Adjusted Net Income provide investors and management with a meaningful indicator of

Ashford Reports First Quarter Results

May 2, 2023

operating performance. Management also uses Adjusted EBITDA and Adjusted Net Income, among other measures, to evaluate profitability. We calculate Adjusted EBITDA by subtracting or adding to net income (loss): interest expense, income taxes, depreciation, amortization, net income (loss) to noncontrolling interests, transaction costs, and other expenses. We calculate Adjusted Net Income by subtracting or adding to net income (loss): net income (loss) to noncontrolling interests, transaction costs, and other expenses. Our methodology for calculating Adjusted EBITDA and Adjusted Net Income may differ from the methodologies used by other comparable companies, when calculating the same or similar supplemental financial measures and may not be comparable with these companies. Neither Adjusted EBITDA nor Adjusted Net Income represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to (a) GAAP net income (loss) as an indication of our financial performance or (b) GAAP cash flows from operating activities as a measure of our liquidity nor are such measures indicative of funds available to satisfy our cash needs. The Company urges investors to carefully review the U.S. GAAP financial information as shown in our periodic reports on Form 10-Q and Form 10-K, as amended and our Current Reports on Form 8-K.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.  Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Ashford is an alternative asset management company with a portfolio of strategic operating businesses that provides global asset management, investment management and related services to the real estate and hospitality sectors.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Inc.’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to maintain compliance with NYSE American LLC continued listing standards; our ability to regain Form S-3 eligibility; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except share and per share amounts)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$37,004	$44,390
Restricted cash	35,133	37,058
Restricted investment	211	303
Accounts receivable, net	26,298	17,615
Due from affiliates	477	463
Due from Ashford Trust	7,390	—
Due from Braemar	2,591	11,828
Inventories	2,183	2,143
Prepaid expenses and other	10,030	11,226
Total current assets	121,317	125,026
Investments in unconsolidated entities	3,757	4,217
Property and equipment, net	47,479	41,791
Operating lease right-of-use assets	21,807	23,844
Goodwill	59,361	58,675
Intangible assets, net	228,390	226,544
Other assets, net	979	2,259
Total assets	$483,090	$482,356
LIABILITIES
Current liabilities:
Accounts payable and accrued expenses	$38,227	$56,079
Dividends payable	27,620	27,285
Due to affiliates	—	15
Due to Ashford Trust	—	1,197
Deferred income	338	444
Notes payable, net	3,604	5,195
Finance lease liabilities	1,486	1,456
Operating lease liabilities	3,842	3,868
Claims liabilities and other	29,914	25,630
Total current liabilities	105,031	121,169
Deferred income	9,131	7,356
Deferred tax liability, net	27,086	27,873
Deferred compensation plan	2,630	2,849
Notes payable, net	112,118	89,680
Finance lease liabilities	1,857	1,962
Operating lease liabilities	20,259	20,082
Other liabilities	4,834	3,237
Total liabilities	282,946	274,208

MEZZANINE EQUITY
Series D Convertible Preferred Stock, $0.001 par value, 19,120,000 shares issued and outstanding as of March 31, 2023 and December 31, 2022	478,000	478,000
Redeemable noncontrolling interests	1,669	1,614
EQUITY (DEFICIT)
Common stock, 100,000,000 shares authorized, $0.001 par value, 3,297,563 and 3,181,585 shares issued and 3,196,981 and 3,110,044 shares outstanding at March 31, 2023 and December 31, 2022, respectively	3	3
Additional paid-in capital	298,118	297,715
Accumulated deficit	(576,212)	(568,482)
Accumulated other comprehensive income (loss)	(14)	78
Treasury stock, at cost, 100,582 and 71,541 shares at March 31, 2023 and December 31, 2022, respectively	(1,299)	(947)
Total equity (deficit) of the Company	(279,404)	(271,633)
Noncontrolling interests in consolidated entities	(121)	167
Total equity (deficit)	(279,525)	(271,466)
Total liabilities, mezzanine equity and equity (deficit)	$483,090	$482,356

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2023	2022
REVENUE
Advisory services fees:
Base advisory fees	$12,108	$11,674
Incentive advisory fees	67	—
Other advisory revenue	128	128
Hotel management fees:
Base management fees	9,010	6,174
Incentive management fees	982	1,004
Other management fees	2,195	—
Design and construction fees	6,929	4,524
Audio visual	40,357	24,965
Other	9,074	11,439
Cost reimbursement revenue	104,272	74,051
Total revenues	185,122	133,959
EXPENSES
Salaries and benefits	22,304	16,146
Stock/unit-based compensation	489	750
Cost of revenues for design and construction	2,866	1,910
Cost of revenues for audio visual	27,828	17,879
Depreciation and amortization	7,000	7,625
General and administrative	9,692	7,312
Other	6,102	5,467
Reimbursed expenses	104,198	73,908
Total operating expenses	180,479	130,997
OPERATING INCOME (LOSS)	4,643	2,962
Equity in earnings (loss) of unconsolidated entities	(459)	190
Interest expense	(2,837)	(1,279)
Amortization of loan costs	(241)	(73)
Interest income	277	81
Realized gain (loss) on investments	(80)	(71)
Other income (expense)	493	147
INCOME (LOSS) BEFORE INCOME TAXES	1,796	1,957
Income tax (expense) benefit	(620)	(1,278)
NET INCOME (LOSS)	1,176	679
(Income) loss from consolidated entities attributable to noncontrolling interests	288	260
Net (income) loss attributable to redeemable noncontrolling interests	(155)	9
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	1,309	948
Preferred dividends, declared and undeclared	(9,034)	(9,373)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(7,725)	$(8,425)

INCOME (LOSS) PER SHARE - BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(2.59)	$(3.00)
Weighted average common shares outstanding - basic	2,984	2,809
Diluted:
Net income (loss) attributable to common stockholders	$(2.59)	$(3.00)
Weighted average common shares outstanding - diluted	2,984	2,809

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	Three Months Ended
	March 31,
	2023	2022
Net income (loss)	$1,176	$679
(Income) loss from consolidated entities attributable to noncontrolling interests	288	260
Net (income) loss attributable to redeemable noncontrolling interests	(155)	9
Net income (loss) attributable to the company	1,309	948
Interest expense	2,835	1,279
Amortization of loan costs	241	73
Depreciation and amortization	8,532	8,882
Income tax expense (benefit)	620	1,278
Net income (loss) attributable to unitholders redeemable noncontrolling interests	155	(9)
EBITDA	13,692	12,451
Deferred compensation plans	(220)	111
Stock/unit-based compensation	487	831
Change in contingent consideration fair value	780	—
Transaction costs	203	529
Loss on disposal of assets	1,017	754
Reimbursed software costs, net	(74)	(143)
Legal, advisory and settlement costs	291	112
Severance and executive recruiting costs	1,143	360
Amortization of hotel signing fees and lock subsidies	240	152
Other (gain) loss	53	(162)
Adjusted EBITDA	$17,612	$14,995

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2023	2022
Net income (loss)	$1,176	$679
(Income) loss from consolidated entities attributable to noncontrolling interests	288	260
Net (income) loss attributable to redeemable noncontrolling interests	(155)	9
Preferred dividends, declared and undeclared	(9,034)	(9,373)
Net income (loss) attributable to common stockholders	(7,725)	(8,425)
Amortization of loan costs	241	73
Depreciation and amortization	8,532	8,882
Net income (loss) attributable to unitholders redeemable noncontrolling interests	155	(9)
Preferred dividends, declared and undeclared	9,034	9,373
Deferred compensation plans	(220)	111
Stock/unit-based compensation	487	831
Change in contingent consideration fair value	780	—
Transaction costs	203	529
Loss on disposal of assets	1,017	754
Non-cash interest from finance lease	—	142
Reimbursed software costs, net	(74)	(143)
Legal, advisory and settlement costs	291	112
Severance and executive recruiting costs	1,143	360
Amortization of hotel signing fees and lock subsidies	240	152
Other (gain) loss	53	(162)
GAAP income tax expense (benefit)	620	1,278
Adjusted income tax (expense) benefit (1)	(1,407)	(2,616)
Adjusted net income available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$13,370	$11,242
Adjusted net income per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$1.67	$1.51
Weighted average diluted shares	7,997	7,432

Components of weighted average diluted shares
Common shares	2,984	2,809
Series D convertible preferred stock	4,226	4,215
Deferred compensation plan	208	201
Acquisition related shares	453	104
Restricted shares and units	126	103
Weighted average diluted shares	7,997	7,432

Reconciliation of income tax expense (benefit) to adjusted income tax (expense) benefit
GAAP income tax (expense) benefit	$(620)	$(1,278)
Less deferred income tax (expense) benefit	787	1,338
Adjusted income tax (expense) benefit (1)	$(1,407)	$(2,616)
(1) Income tax expense (benefit) is adjusted to exclude the effects of deferred income tax expense (benefit) because current income tax expense (benefit) (i) provides a more accurate period-over-period comparison of the ongoing operating performance of our advisory and products and services businesses, and (ii) provides more useful information to investors regarding our economic performance. See Note 18 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022.

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2023				Three Months Ended March 31, 2022
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
REVENUE
Advisory services fees:
Base advisory fees - Trust	$8,468	$—	$—	$8,468	$8,735	$—	$—	$8,735
Base advisory fees - Braemar	3,640	—	—	3,640	2,939	—	—	2,939
Incentive advisory fees - Braemar	67	—	—	67	—	—	—	—
Other advisory revenue - Braemar	128	—	—	128	128	—	—	128
Hotel management fees:
Base management fees	—	9,010	—	9,010	—	6,174	—	6,174
Incentive management fees	—	982	—	982	—	1,004	—	1,004
Other management fees	—	2,195	—	2,195	—	—	—	—
Design and construction fees	—	6,929	—	6,929	—	4,524	—	4,524
Audio visual	—	40,357	—	40,357	—	24,965	—	24,965
Other	127	8,947	—	9,074	15	11,424	—	11,439
Cost reimbursement revenue	8,451	92,194	3,627	104,272	7,576	64,913	1,562	74,051
Total revenues	20,881	160,614	3,627	185,122	19,393	113,004	1,562	133,959
EXPENSES
Salaries and benefits	—	12,889	9,635	22,524	—	7,950	8,085	16,035
Deferred compensation plans	—	13	(233)	(220)	—	17	94	111
Stock/unit-based compensation	—	70	419	489	—	99	651	750
Cost of audio visual revenues	—	27,828	—	27,828	—	17,879	—	17,879
Cost of design and construction revenues	—	2,866	—	2,866	—	1,910	—	1,910
Depreciation and amortization	516	6,412	72	7,000	853	6,567	205	7,625
General and administrative	—	7,901	1,791	9,692	—	5,206	2,106	7,312
Other	1,032	5,070	—	6,102	706	4,731	30	5,467
Reimbursed expenses	4,800	92,136	3,627	100,563	3,193	64,824	1,562	69,579
REIT stock/unit-based compensation	3,577	58	—	3,635	4,240	89	—	4,329
Total operating expenses	9,925	155,243	15,311	180,479	8,992	109,272	12,733	130,997
OPERATING INCOME (LOSS)	10,956	5,371	(11,684)	4,643	10,401	3,732	(11,171)	2,962
Other	—	(618)	(2,229)	(2,847)	—	(731)	(274)	(1,005)
INCOME (LOSS) BEFORE INCOME TAXES	10,956	4,753	(13,913)	1,796	10,401	3,001	(11,445)	1,957
Income tax (expense) benefit	(2,562)	(2,844)	4,786	(620)	(2,451)	(1,683)	2,856	(1,278)
NET INCOME (LOSS)	8,394	1,909	(9,127)	1,176	7,950	1,318	(8,589)	679
(Income) loss from consolidated entities attributable to noncontrolling interests	—	288	—	288	—	260	—	260
Net (income) loss attributable to redeemable noncontrolling interests	—	—	(155)	(155)	—	—	9	9
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	8,394	2,197	(9,282)	1,309	7,950	1,578	(8,580)	948
Preferred dividends, declared and undeclared	—	—	(9,034)	(9,034)	—	—	(9,373)	(9,373)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$8,394	$2,197	$(18,316)	$(7,725)	$7,950	$1,578	$(17,953)	$(8,425)
								(Continued)

ASHFORD INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS) BY SEGMENT
(unaudited, in thousands, except per share amounts) (continued)

	Three Months Ended March 31, 2023				Three Months Ended March 31, 2022
	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated	REIT Advisory	Products & Services	Corporate/ Other	Ashford Inc. Consolidated
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$8,394	$2,197	$(18,316)	$(7,725)	$7,950	$1,578	$(17,953)	$(8,425)
Preferred dividends, declared and undeclared	—	—	9,034	9,034	—	—	9,373	9,373
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	8,394	2,197	(9,282)	1,309	7,950	1,578	(8,580)	948
Interest expense	—	575	2,260	2,835	—	1,029	250	1,279
Amortization of loan costs	—	46	195	241	—	51	22	73
Depreciation and amortization	516	7,944	72	8,532	853	7,824	205	8,882
Income tax expense (benefit)	2,562	2,844	(4,786)	620	2,451	1,683	(2,856)	1,278
Net income (loss) attributable to unitholders redeemable noncontrolling interests	—	—	155	155	—	—	(9)	(9)
EBITDA	11,472	13,606	(11,386)	13,692	11,254	12,165	(10,968)	12,451
Deferred compensation plans	—	13	(233)	(220)	—	17	94	111
Stock/unit-based compensation	—	68	419	487	—	180	651	831
Change in contingent consideration fair value	—	780	—	780	—	—	—	—
Transaction costs	—	104	99	203	—	324	205	529
Loss on disposal of assets	1,032	(15)	—	1,017	706	48	—	754
Reimbursed software costs, net	(74)	—	—	(74)	(143)	—	—	(143)
Legal, advisory and settlement costs	—	227	64	291	—	(93)	205	112
Severance and executive recruiting costs	—	153	990	1,143	—	53	307	360
Amortization of hotel signing fees and lock subsidies	—	240	—	240	—	152	—	152
Other (gain) loss	—	38	15	53	—	(162)	—	(162)
Adjusted EBITDA	12,430	15,214	(10,032)	17,612	11,817	12,684	(9,506)	14,995
Interest expense	—	(575)	(2,260)	(2,835)	—	(1,029)	(250)	(1,279)
Non-cash interest from finance lease	—	—	—	—	—	142	—	142
Adjusted income tax (expense) benefit	(2,843)	(1,732)	3,168	(1,407)	(2,983)	(2,815)	3,182	(2,616)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$9,587	$12,907	$(9,124)	$13,370	$8,834	$8,982	$(6,574)	$11,242

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (1)	$2.81	$0.74	$(6.14)	$(2.59)	$2.83	$0.56	$(6.39)	$(3.00)
Weighted average common shares outstanding - diluted	2,984	2,984	2,984	2,984	2,809	2,809	2,809	2,809
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (1)	$1.20	$1.61	$(1.14)	$1.67	$1.19	$1.21	$(0.88)	$1.51
Weighted average diluted shares	7,997	7,997	7,997	7,997	7,432	7,432	7,432	7,432
(1) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the segments, may differ from the consolidated total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2023
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$9,010	$—	$—	$—	$—	$—	$9,010
Incentive management fees	982	—	—	—	—	—	982
Other management fees	2,195	—	—	—	—	—	2,195
Design and construction fees	—	6,929	—	—	—	—	6,929
Audio visual	—	—	40,357	—	—	—	40,357
Other	—	—	—	7,628	389	930	8,947
Cost reimbursement revenue	89,277	2,842	52	23	—	—	92,194
Total revenues	101,464	9,771	40,409	7,651	389	930	160,614
EXPENSES
Salaries and benefits	5,897	581	4,448	951	658	354	12,889
Deferred compensation plans	—	—	—	13	—	—	13
Stock/unit-based compensation	31	28	6	5	—	—	70
Cost of audio visual revenues	—	—	27,828	—	—	—	27,828
Cost of design and construction revenues	—	2,866	—	—	—	—	2,866
Depreciation and amortization	2,871	2,888	463	181	3	6	6,412
General and administrative	1,481	736	2,762	2,135	649	138	7,901
Other	780	—	—	3,989	50	251	5,070
Reimbursed expenses	89,266	2,808	39	23	—	—	92,136
REIT stock/unit-based compensation	11	34	13	—	—	—	58
Total operating expenses	100,337	9,941	35,559	7,297	1,360	749	155,243
OPERATING INCOME (LOSS)	1,127	(170)	4,850	354	(971)	181	5,371
Other	19	—	(311)	142	—	(468)	(618)
INCOME (LOSS) BEFORE INCOME TAXES	1,146	(170)	4,539	496	(971)	(287)	4,753
Income tax (expense) benefit	(296)	51	(2,616)	(45)	—	62	(2,844)
NET INCOME (LOSS)	850	(119)	1,923	451	(971)	(225)	1,909
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	226	62	288
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$850	$(119)	$1,923	$451	$(745)	$(163)	$2,197
Interest expense	—	—	295	277	1	2	575
Amortization of loan costs	—	—	37	9	—	—	46
Depreciation and amortization	2,871	2,888	1,580	594	2	9	7,944
Income tax expense (benefit)	296	(51)	2,616	45	—	(62)	2,844
EBITDA	4,017	2,718	6,451	1,376	(742)	(214)	13,606
Deferred compensation plans	—	—	—	13	—	—	13
Stock/unit-based compensation	29	28	6	5	—	—	68
Change in contingent consideration fair value	780	—	—	—	—	—	780
Transaction costs	(122)	—	—	226	—	—	104
Loss on disposal of assets	—	—	(15)	—	—	—	(15)
Legal, advisory and settlement costs	222	—	—	5	—	—	227
Severance and executive recruiting costs	16	—	102	—	—	35	153
Amortization of hotel signing fees and lock subsidies	—	—	236	—	4	—	240
Other (gain) loss	(57)	—	95	—	—	—	38
Adjusted EBITDA	4,885	2,746	6,875	1,625	(738)	(179)	15,214
Interest expense	—	—	(295)	(277)	(1)	(2)	(575)
Adjusted income tax (expense) benefit	(96)	(102)	(1,504)	(73)	—	43	(1,732)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$4,789	$2,644	$5,076	$1,275	$(739)	$(138)	$12,907

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.28	$(0.04)	$0.64	$0.15	$(0.25)	$(0.05)	$0.74
Weighted average common shares outstanding - diluted	2,984	2,984	2,984	2,984	2,984	2,984	2,984
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.60	$0.33	$0.63	$0.16	$(0.09)	$(0.02)	$1.61
Weighted average diluted shares	7,997	7,997	7,997	7,997	7,997	7,997	7,997
(1) Represents Pure Wellness and Lismore Capital.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
PRODUCTS & SERVICES
CONSOLIDATED STATEMENTS OF OPERATIONS AND
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED NET INCOME (LOSS)
(unaudited, in thousands, except per share amounts)

	Three Months Ended March 31, 2022
	Remington	Premier	INSPIRE	RED	OpenKey	Other (1)	Products & Services
REVENUE
Hotel management fees:
Base management fees	$6,174	$—	$—	$—	$—	$—	$6,174
Incentive management fees	1,004	—	—	—	—	—	1,004
Design and construction fees	—	4,524	—	—	—	—	4,524
Audio visual	—	—	24,965	—	—	—	24,965
Other	181	—	—	6,045	378	4,820	11,424
Cost reimbursement revenue	63,148	1,702	57	—	4	2	64,913
Total revenues	70,507	6,226	25,022	6,045	382	4,822	113,004
EXPENSES
Salaries and benefits	3,488	450	2,457	676	685	194	7,950
Deferred compensation plans	—	—	—	17	—	—	17
Stock/unit-based compensation	60	17	18	4	—	—	99
Cost of audio visual revenues	—	—	17,879	—	—	—	17,879
Cost of design and construction revenues	—	1,910	—	—	—	—	1,910
Depreciation and amortization	2,696	2,962	468	112	4	325	6,567
General and administrative	760	618	2,017	1,101	548	162	5,206
Other	—	—	—	3,271	62	1,398	4,731
Reimbursed expenses	63,110	1,670	38	—	4	2	64,824
REIT stock/unit-based compensation	38	32	19	—	—	—	89
Total operating expenses	70,152	7,659	22,896	5,181	1,303	2,081	109,272
OPERATING INCOME (LOSS)	355	(1,433)	2,126	864	(921)	2,741	3,732
Other	166	—	(261)	(212)	—	(424)	(731)
INCOME (LOSS) BEFORE INCOME TAXES	521	(1,433)	1,865	652	(921)	2,317	3,001
Income tax (expense) benefit	(133)	341	(994)	(341)	—	(556)	(1,683)
NET INCOME (LOSS)	388	(1,092)	871	311	(921)	1,761	1,318
(Income) loss from consolidated entities attributable to noncontrolling interests	—	—	—	—	226	34	260
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$388	$(1,092)	$871	$311	$(695)	$1,795	$1,578
Interest expense	—	—	240	159	—	630	1,029
Amortization of loan costs	—	—	35	16	—	—	51
Depreciation and amortization	2,696	2,962	1,679	398	3	86	7,824
Income tax expense (benefit)	133	(341)	994	341	—	556	1,683
EBITDA	3,217	1,529	3,819	1,225	(692)	3,067	12,165
Stock/unit-based compensation	141	17	18	4	—	—	180
Deferred compensation plans	—	—	—	17	—	—	17
Transaction costs	250	—	26	48	—	—	324
Loss on disposal of assets	—	—	—	—	48	—	48
Legal, advisory and settlement costs	5	—	(98)	—	—	—	(93)
Severance and executive recruiting costs	17	16	19	—	1	—	53
Amortization of hotel signing fees and lock subsidies	—	—	145	—	7	—	152
Other (gain) loss	(180)	27	(9)	—	—	—	(162)
Adjusted EBITDA	3,450	1,589	3,920	1,294	(636)	3,067	12,684
Interest expense	—	—	(240)	(159)	—	(630)	(1,029)
Non-cash interest from finance lease	—	—	—	—	—	142	142
Adjusted income tax (expense) benefit	(677)	(381)	(945)	(254)	—	(558)	(2,815)
Adjusted net income (loss) available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis	$2,773	$1,208	$2,735	$881	$(636)	$2,021	$8,982

INCOME (LOSS) PER SHARE - DILUTED
Net income (loss) per diluted share attributable to common stockholders (2)	$0.14	$(0.39)	$0.31	$0.11	$(0.25)	$0.64	$0.56
Weighted average common shares outstanding - diluted	2,809	2,809	2,809	2,809	2,809	2,809	2,809
ADJUSTED INCOME (LOSS) PER SHARE - DILUTED
Adjusted net income (loss) per diluted share available to common stockholders, unitholders and Series D convertible preferred stockholders on an "as converted" basis (2)	$0.37	$0.16	$0.37	$0.12	$(0.09)	$0.27	$1.21
Weighted average diluted shares	7,432	7,432	7,432	7,432	7,432	7,432	7,432
(1) Represents Pure Wellness, Lismore Capital and Marietta Leasehold L.P. Marietta Leasehold L.P. was acquired by Ashford Hospitality Trust, Inc. on December 16, 2022.
(2) The sum of net income (loss) per diluted share and adjusted net income (loss) per diluted share, as calculated for the subsidiaries, may differ from the Products & Services total due to rounding.

ASHFORD INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA AND ADJUSTED EBITDA
(unaudited, in thousands)

	2023	2022	2022	2022	March 31, 2023
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$1,176	$(1,978)	$(1,103)	$5,325	$3,420
(Income) loss from consolidated entities attributable to noncontrolling interests	288	341	272	298	1,199
Net (income) loss attributable to redeemable noncontrolling interests	(155)	(158)	(158)	(141)	(612)
Net income (loss) attributable to the company	1,309	(1,795)	(989)	5,482	4,007
Interest expense	2,835	3,214	2,967	2,537	11,553
Amortization of loan costs	241	237	219	232	929
Depreciation and amortization	8,532	9,276	9,603	9,297	36,708
Income tax expense (benefit)	620	2,559	617	4,076	7,872
Net income (loss) attributable to unitholders redeemable noncontrolling interests	155	158	158	141	612
EBITDA	13,692	13,649	12,575	21,765	61,681
Deferred compensation plans	(220)	90	(78)	(600)	(808)
Stock/unit-based compensation	487	454	1,912	920	3,773
Change in contingent consideration fair value	780	350	300	—	1,430
Transaction costs	203	113	501	1,308	2,125
Loss on disposal of assets	1,017	2,230	58	10	3,315
Reimbursed software costs, net	(74)	(74)	(75)	(94)	(317)
Legal, advisory and settlement costs	291	135	300	751	1,477
Severance and executive recruiting costs	1,143	1,009	731	368	3,251
Amortization of hotel signing fees and lock subsidies	240	85	160	199	684
Other (gain) loss	53	1,320	27	291	1,691
Adjusted EBITDA	$17,612	$19,361	$16,411	$24,918	$78,302